                                                                    Exhibit 99.1


 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                         DATE PREPARED: SEPTEMBER 15, 1999

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-TBC3

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

             $203,462,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                 ONE MONTH LIBOR ARM RESIDENTIAL MORTGAGE LOANS

====================================================================================================================================
                 Principal (1)            WAL            Payment Window          Initial                            Expected Ratings
   Class        Amount (Approx.)      (Years) (2)          (Months) (2)       Interest Rate       Tranche Type       S&P / Fitch(4)
                                                                                  Type
     A-1           $95,750,000           1.00                 1 - 24           Floater (3)      Senior/Sequential         AAA/AAA
     A-2          $104,317,000           1.99                24 - 24           Floater (3)      Senior/Sequential         AAA/AAA
     A-R                  $100            N/A                  N/A               WAC             Senior/Residual          AAA/AAA
     B-1            $1,543,000           1.99                24 - 24             WAC (3)           Subordinate             AA/AA
     B-2              $823,000           1.99                24 - 24             WAC (3)           Subordinate              A/A
     B-3            $1,029,000           1.99                24 - 24             WAC (3)           Subordinate            BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------
     B-4            $1,029,000                    Privately                      WAC (3)           Subordinate             BB/NR
     B-5              $617,000                      Placed                       WAC (3)           Subordinate              B/NR
     B-6              $616,802                   Certificates                    WAC (3)           Subordinate             NR/NR
====================================================================================================================================
TOTAL             $205,724,902

(1) The Certificates (as described herein) are collateralized by a pool of adjustable rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval.
(2) As described further herein, the Certificates may be put to Mellon Bank under certain circumstances.
(3) The Class A-1 and Class A-2 Certificates will initially have a coupon equal to LIBOR plus a margin, subject to (i) the amount of available funds and
     (ii) 10.30%. If on any Distribution Date, the Certificate Interest Rate of the Class A-1 or Class A-2 Certificates is subject to the available funds cap, the Class A-1 or Class A-2 Certificates are entitled to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the available funds cap) over (ii) the amount of interest received on the Class A-1 or Class A-2 Certificates based on the available funds cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the available funds cap). On each Distribution Date after the Put Date, the Certificate Interest Rate for the Class A-1 and Class A-2 Certificates will equal the Net WAC of the Mortgage Loans. The Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will always be equal to the Net WAC of the Mortgage Loans, (before and after the Put Date) subject to the amount of available funds.
(4) In addition, dependent short-term ratings of A-1+ and F1+ will be assigned by S&P and Fitch, respectively, to each class of rated Certificates to address the creditworthiness of Mellon Bank, N.A. to fulfill its obligations with respect to the Put Option.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Underwriters:              Greenwich Capital Markets, Inc. and Mellon Financial
                           Markets, Inc.

Seller and
Master Servicer:           Boston Safe Deposit and Trust ("THE BOSTON COMPANY").

Trustee:                   Norwest Bank Minnesota, National Association.

Cut-off Date:              September 1, 1999.

Pricing Date:              On or about September 16, 1999.

Closing Date:              On or about September 23, 1999.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A-1 and Class A-2 Certificates (together, the
                           "SENIOR SEQUENTIAL CERTIFICATES"), and (ii) the Class
                           A-R Certificate. The "SUBORDINATE CERTIFICATES" will consist of the Class B-1, Class B-2, Class B-3, Class
                           B-4, Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES". Only the Senior Certificates and the
                           Class B-1, Class B-2 and Class B-3 Certificates
                           (collectively, the "OFFERED CERTIFICATES") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the Offered
                           Certificates will include accrued interest from September 1, 1999 (the "CUT-OFF DATE") up to, but not including, the Closing Date (22 days).

Interest Accrual Period:   The interest accrual period for the Offered
                           Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). One Month LIBOR on the Class A-1 and
                           Class A-2 Certificates will be set two business days prior to the first day of the related interest accrual period (except for the first interest accrual period when One Month LIBOR will be set two business days prior to the Closing Date).

Distribution Dates:        The 20th day of each month (or the next succeeding
                           business day), commencing in October 1999.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificates) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Certificates (except for
                           the Class A-R Certificate) will be treated as REMIC regular interests for tax purposes. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Certificates rated "AAA" (except for the Class
                           A-R Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


SMMEA Treatment:           Certificates rated "AAA" or "AA" are expected to
                           constitute "mortgage related securities" for purposes of SMMEA.

Put Option:                During the 5 business day period ending on the
                           Distribution Date in July 2001 each of the certificateholders (with the exception of the holder of the Class A-R Certificate) will have the option to require Mellon Bank, N.A. ("MELLON BANK") to purchase such certificateholder's certificates of the related class on the Distribution Date in September 2001 (the
                           "PUT DATE"). For the Offered Certificates, the repurchase price will be par (based on the outstanding certificate balance).

Clean-Up Option:           If the Put Option is exercised with respect to more
                           than 90% of the aggregate outstanding principal balance of the certificates, Mellon Bank will have the option to purchase all of the outstanding certificates, including certificates with respect to which the applicable certificateholder has not exercised the Put Option.

Optional Termination:      The terms of the transaction allow for a termination
                           of the Offered Certificates which may be exercised once the current principal balance of the mortgage loans is equal to 10% or less of the initial principal balance of such mortgage loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Rating Agencies:           S&P and Fitch will rate the Offered Certificates.

Mortgage Loans:            The initial aggregate principal balance of the
                           Mortgage Loans (the "POOL BALANCE") will be approximately $205,724,902, all of which are One
                           Month LIBOR ARMs. The loans are secured by first liens on one- to four-family residential properties.
                           For further information, please see the attached collateral description of the Mortgage Loans.

Available Funds Cap:       The Class A-1 and Class A-2 Certificates will
                           initially (on or prior to the Put Date) have a coupon equal to LIBOR plus a margin, subject to (i) the amount of available funds ("AVAILABLE FUNDS CAP") and
                           (ii) 10.30%. If on any Distribution Date, the
                           Certificate Interest Rate of the Class A-1 or Class
                           A-2 Certificates is subject to the Available Funds
                           Cap, the Class A-1 or Class A-2 Certificates are entitled to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Available Funds Cap) over (ii) the amount of interest received on the Class A-1 or Class A-2 Certificates based on the Available Funds
                           Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate
                           Interest Rate without giving effect to the Available
                           Funds Cap) (together, the "AVAILABLE FUNDS SHORTFALL
                           AMOUNT"). The Available Funds Shortfall Amount will be paid to the Class A-1 and Class A-2 Certificates after all the Certificates have received their required amounts. The Certificate Interest Rate on the Subordinate Certificates will also be subject to the Available Funds Cap, but the Subordinate
                           Certificates will not be entitled to any Available
                           Funds Shortfall Amount.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.75%).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 2.00%).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.60%).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially 1.10%).

Shifting Interest:         Until the first Distribution Date occurring after
                           September 2009 the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero prior to such date). After such time and subject to standard collateral performance triggers, the Subordinate
                           Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

                            October 1999 - September 2009 0% Pro Rata Share October 2009 - September 2010 30% Pro Rata Share October 2010 - September 2011 40% Pro Rata Share October 2011 - September 2012 60% Pro Rata Share October 2012 - September 2013 80% Pro Rata Share
                            October 2013 and after           100% Pro Rata Share

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate current senior balance divided by aggregate current pool balance) exceeds the initial senior percentage (aggregate initial senior balance divided by aggregate initial pool balance), the Senior Certificates will receive all unscheduled prepayments, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           mortgage loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Principal Balance has been reduced

GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                           to zero; thereafter, to the Senior Certificates pro-rata in reduction of their respective Class Principal Balances.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all classes of certificates on a pro-rata basis.


Certificates
Priority of Distributions: Available funds from the mortgage loans will be distributed in the following order of priority:

                           1) Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

                           2) Class A-R Certificates, principal, until its balance is reduced to zero.

                           3) Senior Sequential Certificates, principal paid sequentially, until the respective balance is reduced to zero.

                           4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate.

                           5)  Class B-1 Certificates, principal.

                           6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate.

                           7)  Class B-2 Certificates, principal.

                           8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate.

                           9)  Class B-3 Certificates, principal.

                           10) Class B-4, Class B-5 and Class B-6 Certificates,
                               in sequential order, accrued and unpaid interest at the respective certificate interest rate and its respective share of principal.

                           11) Senior Certificates, any interest shortfall due
                               to the Available Funds Cap.

                           12) Class A-R Certificates, any remaining amount.


UNDERWRITING STANDARDS

The Boston Company's underwriting process is intended to assess both the prospective borrower's credit standing and ability to repay, and the value and adequacy of the mortgaged property as collateral. In underwriting a Mortgage Loan, The Boston Company relies primarily on the borrower's ability to repay the loan, determined by analyzing the borrower's cash flow, liquidity and overall financial condition and the value of the mortgaged property as a measure of the extent of its recovery in the event of a default. In determining the adequacy of the property as collateral for a loan, appraisals are obtained from qualified outside appraisers approved by The Boston Company.


GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




THE MASTER SERVICER

The Mortgage Loans will be master serviced by The Boston Company. The Boston Company has a subservicing agreement in place with Dovenmuehle Mortgage, Inc. which provides subservicing of the Mortgage Loans.



GREENWICH CAPITAL
=========-----------------------------------------------------------------------
MELLON FINANCIAL MARKETS, INC.

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                    CLASS A-1

                                   Settlement            09/23/99
                                Class Balance         $95,750,000
                                 Cut-off Date            09/01/99
                                  Bond Coupon              5.880%
                                 Next Payment            10/20/99
                           Cleanup Put to Par                 Yes
                        Accrued Interest Days                  22

----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR         18% CPR         25% CPR          30% CPR         35% CPR         40% CPR
----------------------------------------------------------------------------------------------------------------------------------
         99-12        0.721           0.739           0.761           0.828            0.898           0.974           1.054
         99-13        0.699           0.715           0.735           0.796            0.858           0.927           0.999
         99-14        0.677           0.692           0.709           0.763            0.819           0.879           0.944
         99-15        0.655           0.668           0.683           0.730            0.779           0.832           0.889
         99-16        0.633           0.644           0.657           0.698            0.740           0.785           0.834
         99-17        0.611           0.620           0.631           0.665            0.700           0.738           0.779
----------------------------------------------------------------------------------------------------------------------------------
         99-18        0.589           0.597           0.605           0.632            0.661           0.691           0.724
         99-19        0.567           0.573           0.579           0.600            0.621           0.644           0.669
         99-20        0.545           0.549           0.553           0.567            0.582           0.597           0.614
         99-21        0.523           0.525           0.528           0.535            0.542           0.550           0.559
         99-22        0.501           0.502           0.502           0.502            0.503           0.503           0.504
         99-23        0.480           0.478           0.476           0.470            0.463           0.456           0.449
         99-24        0.458           0.454           0.450           0.437            0.424           0.409           0.394
         99-25        0.436           0.430           0.424           0.405            0.384           0.362           0.339
         99-26        0.414           0.407           0.398           0.372            0.345           0.315           0.284
         99-27        0.392           0.383           0.373           0.340            0.306           0.269           0.229
----------------------------------------------------------------------------------------------------------------------------------
         99-28        0.370           0.359           0.347           0.307            0.266           0.222           0.174
----------------------------------------------------------------------------------------------------------------------------------
         99-29        0.348           0.336           0.321           0.275            0.227           0.175           0.120
         99-30        0.327           0.312           0.295           0.242            0.188           0.128           0.065
         99-31        0.305           0.289           0.270           0.210            0.148           0.081           0.010
        100-00        0.283           0.265           0.244           0.177            0.109           0.035          -0.045
        100-01        0.261           0.241           0.218           0.145            0.070          -0.012          -0.099
        100-02        0.239           0.218           0.192           0.113            0.031          -0.059          -0.154
        100-03        0.218           0.194           0.167           0.080           -0.009          -0.106          -0.208
        100-04        0.196           0.171           0.141           0.048           -0.048          -0.152          -0.263
        100-05        0.174           0.147           0.115           0.016           -0.087          -0.199          -0.318
        100-06        0.152           0.123           0.090          -0.017           -0.126          -0.245          -0.372
----------------------------------------------------------------------------------------------------------------------------------
        100-07        0.130           0.100           0.064          -0.049           -0.165          -0.292          -0.427
        100-08        0.109           0.076           0.038          -0.081           -0.205          -0.339          -0.481
        100-09        0.087           0.053           0.013          -0.114           -0.244          -0.385          -0.536
        100-10        0.065           0.029          -0.013          -0.146           -0.283          -0.432          -0.590
        100-11        0.044           0.006          -0.039          -0.178           -0.322          -0.478          -0.645
        100-12        0.022          -0.018          -0.064          -0.210           -0.361          -0.525          -0.699
----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        1.51            1.39            1.27            1.00             0.82            0.69            0.58
     MDUR (YR)        1.39            1.29            1.18            0.94             0.77            0.65            0.56
  FIRST PRIN PAY     10/20/99       10/20/99         10/20/99       10/20/99          10/20/99       10/20/99        10/20/99
  LAST PRIN PAY      09/20/01       09/20/01         09/20/01       09/20/01          07/20/01       03/20/01        12/20/00
----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS A-2

                                   Settlement        09/23/99
                                Class Balance    $104,317,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          5.860%
                                 Next Payment        10/20/99
                           Cleanup Put to Par             Yes
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
         99-12        0.649           0.649             0.649           0.649           0.649           0.653           0.660
         99-13        0.632           0.632             0.632           0.632           0.632           0.636           0.642
         99-14        0.615           0.615             0.615           0.615           0.616           0.619           0.624
         99-15        0.598           0.598             0.598           0.598           0.599           0.602           0.606
         99-16        0.582           0.582             0.582           0.582           0.582           0.584           0.588
         99-17        0.565           0.565             0.565           0.565           0.565           0.567           0.571
-----------------------------------------------------------------------------------------------------------------------------------
         99-18        0.548           0.548             0.548           0.548           0.549           0.550           0.553
         99-19        0.532           0.532             0.532           0.532           0.532           0.533           0.535
         99-20        0.515           0.515             0.515           0.515           0.515           0.516           0.517
         99-21        0.498           0.498             0.498           0.498           0.498           0.499           0.500
         99-22        0.482           0.482             0.482           0.482           0.482           0.482           0.482
         99-23        0.465           0.465             0.465           0.465           0.465           0.465           0.464
         99-24        0.448           0.448             0.448           0.448           0.448           0.448           0.446
         99-25        0.432           0.432             0.432           0.432           0.432           0.430           0.429
         99-26        0.415           0.415             0.415           0.415           0.415           0.413           0.411
         99-27        0.398           0.398             0.398           0.398           0.398           0.396           0.393
-----------------------------------------------------------------------------------------------------------------------------------
         99-28        0.382           0.382             0.382           0.382           0.381           0.379           0.375
-----------------------------------------------------------------------------------------------------------------------------------
         99-29        0.365           0.365             0.365           0.365           0.365           0.362           0.358
         99-30        0.349           0.349             0.349           0.349           0.348           0.345           0.340
         99-31        0.332           0.332             0.332           0.332           0.331           0.328           0.322
        100-00        0.315           0.315             0.315           0.315           0.315           0.311           0.305
        100-01        0.299           0.299             0.299           0.299           0.298           0.294           0.287
        100-02        0.282           0.282             0.282           0.282           0.281           0.277           0.269
        100-03        0.266           0.266             0.266           0.266           0.265           0.260           0.251
        100-04        0.249           0.249             0.249           0.249           0.248           0.243           0.234
        100-05        0.232           0.232             0.232           0.232           0.231           0.226           0.216
        100-06        0.216           0.216             0.216           0.216           0.215           0.209           0.198
-----------------------------------------------------------------------------------------------------------------------------------
        100-07        0.199           0.199             0.199           0.199           0.198           0.192           0.181
        100-08        0.183           0.183             0.183           0.183           0.182           0.175           0.163
        100-09        0.166           0.166             0.166           0.166           0.165           0.158           0.146
        100-10        0.150           0.150             0.150           0.150           0.148           0.141           0.128
        100-11        0.133           0.133             0.133           0.133           0.132           0.124           0.110
        100-12        0.116           0.116             0.116           0.116           0.115           0.107           0.093
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        1.99            1.99              1.99            1.99            1.98            1.94            1.86
     MDUR (YR)        1.83            1.83              1.83            1.83            1.82            1.78            1.72
  FIRST PRIN PAY     09/20/01       09/20/01           09/20/01       09/20/01        07/20/01        03/20/01        12/20/00
  LAST PRIN PAY      09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
-----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-1

                                   Settlement        09/23/99
                                Class Balance      $1,543,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Put to Par             Yes
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
        99-18+        0.763           0.763             0.763           0.763           0.763           0.763           0.763
        99-19+        0.746           0.746             0.746           0.746           0.746           0.746           0.746
        99-20+        0.730           0.730             0.730           0.730           0.730           0.730           0.730
        99-21+        0.713           0.713             0.713           0.713           0.713           0.713           0.713
        99-22+        0.696           0.696             0.696           0.696           0.696           0.696           0.696
        99-23+        0.680           0.680             0.680           0.680           0.680           0.680           0.680
-----------------------------------------------------------------------------------------------------------------------------------
        99-24+        0.663           0.663             0.663           0.663           0.663           0.663           0.663
        99-25+        0.646           0.646             0.646           0.646           0.646           0.646           0.646
        99-26+        0.630           0.630             0.630           0.630           0.630           0.630           0.630
        99-27+        0.613           0.613             0.613           0.613           0.613           0.613           0.613
        99-28+        0.596           0.596             0.596           0.596           0.596           0.596           0.596
        99-29+        0.580           0.580             0.580           0.580           0.580           0.580           0.580
        99-30+        0.563           0.563             0.563           0.563           0.563           0.563           0.563
        99-31+        0.546           0.546             0.546           0.546           0.546           0.546           0.546
       100-00+        0.530           0.530             0.530           0.530           0.530           0.530           0.530
       100-01+        0.513           0.513             0.513           0.513           0.513           0.513           0.513
-----------------------------------------------------------------------------------------------------------------------------------
       100-02+        0.496           0.496             0.496           0.496           0.496           0.496           0.496
-----------------------------------------------------------------------------------------------------------------------------------
       100-03+        0.480           0.480             0.480           0.480           0.480           0.480           0.480
       100-04+        0.463           0.463             0.463           0.463           0.463           0.463           0.463
       100-05+        0.447           0.447             0.447           0.447           0.447           0.447           0.447
       100-06+        0.430           0.430             0.430           0.430           0.430           0.430           0.430
       100-07+        0.413           0.413             0.413           0.413           0.413           0.413           0.413
       100-08+        0.397           0.397             0.397           0.397           0.397           0.397           0.397
       100-09+        0.380           0.380             0.380           0.380           0.380           0.380           0.380
       100-10+        0.364           0.364             0.364           0.364           0.364           0.364           0.364
       100-11+        0.347           0.347             0.347           0.347           0.347           0.347           0.347
       100-12+        0.330           0.330             0.330           0.330           0.330           0.330           0.330
-----------------------------------------------------------------------------------------------------------------------------------
       100-13+        0.314           0.314             0.314           0.314           0.314           0.314           0.314
       100-14+        0.297           0.297             0.297           0.297           0.297           0.297           0.297
       100-15+        0.281           0.281             0.281           0.281           0.281           0.281           0.281
       100-16+        0.264           0.264             0.264           0.264           0.264           0.264           0.264
       100-17+        0.248           0.248             0.248           0.248           0.248           0.248           0.248
       100-18+        0.231           0.231             0.231           0.231           0.231           0.231           0.231
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        1.99            1.99              1.99            1.99            1.99            1.99            1.99
     MDUR (YR)        1.83            1.83              1.83            1.83            1.83            1.83            1.83
  FIRST PRIN PAY     09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
  LAST PRIN PAY      09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
-----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-2

                                   Settlement        09/23/99
                                Class Balance        $823,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Put to Par             Yes
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
        98-29+        1.116           1.116             1.116           1.116           1.116           1.116           1.116
        98-30+        1.099           1.099             1.099           1.099           1.099           1.099           1.099
        98-31+        1.082           1.082             1.082           1.082           1.082           1.082           1.082
        99-00+        1.065           1.065             1.065           1.065           1.065           1.065           1.065
        99-01+        1.048           1.048             1.048           1.048           1.048           1.048           1.048
        99-02+        1.031           1.031             1.031           1.031           1.031           1.031           1.031
-----------------------------------------------------------------------------------------------------------------------------------
        99-03+        1.015           1.015             1.015           1.015           1.015           1.015           1.015
        99-04+        0.998           0.998             0.998           0.998           0.998           0.998           0.998
        99-05+        0.981           0.981             0.981           0.981           0.981           0.981           0.981
        99-06+        0.964           0.964             0.964           0.964           0.964           0.964           0.964
        99-07+        0.947           0.947             0.947           0.947           0.947           0.947           0.947
        99-08+        0.931           0.931             0.931           0.931           0.931           0.931           0.931
        99-09+        0.914           0.914             0.914           0.914           0.914           0.914           0.914
        99-10+        0.897           0.897             0.897           0.897           0.897           0.897           0.897
        99-11+        0.880           0.880             0.880           0.880           0.880           0.880           0.880
        99-12+        0.864           0.864             0.864           0.864           0.864           0.864           0.864
-----------------------------------------------------------------------------------------------------------------------------------
        99-13+        0.847           0.847             0.847           0.847           0.847           0.847           0.847
-----------------------------------------------------------------------------------------------------------------------------------
        99-14+        0.830           0.830             0.830           0.830           0.830           0.830           0.830
        99-15+        0.813           0.813             0.813           0.813           0.813           0.813           0.813
        99-16+        0.797           0.797             0.797           0.797           0.797           0.797           0.797
        99-17+        0.780           0.780             0.780           0.780           0.780           0.780           0.780
        99-18+        0.763           0.763             0.763           0.763           0.763           0.763           0.763
        99-19+        0.746           0.746             0.746           0.746           0.746           0.746           0.746
        99-20+        0.730           0.730             0.730           0.730           0.730           0.730           0.730
        99-21+        0.713           0.713             0.713           0.713           0.713           0.713           0.713
        99-22+        0.696           0.696             0.696           0.696           0.696           0.696           0.696
        99-23+        0.680           0.680             0.680           0.680           0.680           0.680           0.680
-----------------------------------------------------------------------------------------------------------------------------------
        99-24+        0.663           0.663             0.663           0.663           0.663           0.663           0.663
        99-25+        0.646           0.646             0.646           0.646           0.646           0.646           0.646
        99-26+        0.630           0.630             0.630           0.630           0.630           0.630           0.630
        99-27+        0.613           0.613             0.613           0.613           0.613           0.613           0.613
        99-28+        0.596           0.596             0.596           0.596           0.596           0.596           0.596
        99-29+        0.580           0.580             0.580           0.580           0.580           0.580           0.580
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        1.99            1.99              1.99            1.99            1.99            1.99            1.99
     MDUR (YR)        1.82            1.82              1.82            1.82            1.82            1.82            1.82
  FIRST PRIN PAY     09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
  LAST PRIN PAY      09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
-----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-3

                                   Settlement        09/23/99
                                Class Balance      $1,029,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Put to Par             Yes
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
         97-23        1.768           1.768             1.768           1.768           1.768           1.768           1.768
         97-24        1.751           1.751             1.751           1.751           1.751           1.751           1.751
         97-25        1.734           1.734             1.734           1.734           1.734           1.734           1.734
         97-26        1.717           1.717             1.717           1.717           1.717           1.717           1.717
         97-27        1.700           1.700             1.700           1.700           1.700           1.700           1.700
         97-28        1.683           1.683             1.683           1.683           1.683           1.683           1.683
-----------------------------------------------------------------------------------------------------------------------------------
         97-29        1.666           1.666             1.666           1.666           1.666           1.666           1.666
         97-30        1.649           1.649             1.649           1.649           1.649           1.649           1.649
         97-31        1.632           1.632             1.632           1.632           1.632           1.632           1.632
         98-00        1.615           1.615             1.615           1.615           1.615           1.615           1.615
         98-01        1.598           1.598             1.598           1.598           1.598           1.598           1.598
         98-02        1.581           1.581             1.581           1.581           1.581           1.581           1.581
         98-03        1.564           1.564             1.564           1.564           1.564           1.564           1.564
         98-04        1.547           1.547             1.547           1.547           1.547           1.547           1.547
         98-05        1.530           1.530             1.530           1.530           1.530           1.530           1.530
         98-06        1.513           1.513             1.513           1.513           1.513           1.513           1.513
-----------------------------------------------------------------------------------------------------------------------------------
         98-07        1.496           1.496             1.496           1.496           1.496           1.496           1.496
-----------------------------------------------------------------------------------------------------------------------------------
         98-08        1.479           1.479             1.479           1.479           1.479           1.479           1.479
         98-09        1.462           1.462             1.462           1.462           1.462           1.462           1.462
         98-10        1.445           1.445             1.445           1.445           1.445           1.445           1.445
         98-11        1.428           1.428             1.428           1.428           1.428           1.428           1.428
         98-12        1.411           1.411             1.411           1.411           1.411           1.411           1.411
         98-13        1.394           1.394             1.394           1.394           1.394           1.394           1.394
         98-14        1.377           1.377             1.377           1.377           1.377           1.377           1.377
         98-15        1.360           1.360             1.360           1.360           1.360           1.360           1.360
         98-16        1.343           1.343             1.343           1.343           1.343           1.343           1.343
         98-17        1.326           1.326             1.326           1.326           1.326           1.326           1.326
-----------------------------------------------------------------------------------------------------------------------------------
         98-18        1.310           1.310             1.310           1.310           1.310           1.310           1.310
         98-19        1.293           1.293             1.293           1.293           1.293           1.293           1.293
         98-20        1.276           1.276             1.276           1.276           1.276           1.276           1.276
         98-21        1.259           1.259             1.259           1.259           1.259           1.259           1.259
         98-22        1.242           1.242             1.242           1.242           1.242           1.242           1.242
         98-23        1.225           1.225             1.225           1.225           1.225           1.225           1.225
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        1.99            1.99              1.99            1.99            1.99            1.99            1.99
     MDUR (YR)        1.82            1.82              1.82            1.82            1.82            1.82            1.82
  FIRST PRIN PAY     09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
  LAST PRIN PAY      09/20/01       09/20/01           09/20/01       09/20/01        09/20/01        09/20/01        09/20/01
-----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS A-1

                                   Settlement        09/23/99
                                Class Balance     $95,750,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          5.880%
                                 Next Payment        10/20/99
                           Cleanup Call (10%)              No
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR          18% CPR          25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
         99-12        0.718           0.734            0.755            0.828           0.898           0.974           1.054
         99-13        0.702           0.714            0.732            0.795           0.858           0.927           0.999
         99-14        0.687           0.695            0.709            0.763           0.819           0.879           0.944
         99-15        0.671           0.676            0.686            0.730           0.779           0.832           0.889
         99-16        0.656           0.657            0.663            0.698           0.740           0.785           0.834
         99-17        0.641           0.638            0.640            0.665           0.700           0.738           0.779
-----------------------------------------------------------------------------------------------------------------------------------
         99-18        0.625           0.619            0.617            0.633           0.661           0.691           0.724
         99-19        0.610           0.600            0.594            0.601           0.621           0.644           0.669
         99-20        0.594           0.580            0.571            0.568           0.582           0.597           0.614
         99-21        0.579           0.561            0.548            0.536           0.542           0.550           0.559
         99-22        0.564           0.542            0.525            0.504           0.503           0.503           0.504
         99-23        0.548           0.523            0.502            0.471           0.463           0.456           0.449
         99-24        0.533           0.504            0.479            0.439           0.424           0.409           0.394
         99-25        0.518           0.485            0.456            0.407           0.384           0.362           0.339
         99-26        0.502           0.466            0.434            0.374           0.345           0.315           0.284
         99-27        0.487           0.447            0.411            0.342           0.306           0.269           0.229
-----------------------------------------------------------------------------------------------------------------------------------
         99-28        0.472           0.428            0.388            0.310           0.266           0.222           0.174
-----------------------------------------------------------------------------------------------------------------------------------
         99-29        0.456           0.409            0.365            0.278           0.227           0.175           0.120
         99-30        0.441           0.390            0.342            0.246           0.188           0.128           0.065
         99-31        0.426           0.371            0.319            0.213           0.148           0.081           0.010
        100-00        0.410           0.352            0.296            0.181           0.109           0.035          -0.045
        100-01        0.395           0.333            0.274            0.149           0.070          -0.012          -0.099
        100-02        0.380           0.314            0.251            0.117           0.031          -0.059          -0.154
        100-03        0.365           0.295            0.228            0.085          -0.009          -0.106          -0.208
        100-04        0.349           0.276            0.205            0.053          -0.048          -0.152          -0.263
        100-05        0.334           0.257            0.182            0.021          -0.087          -0.199          -0.318
        100-06        0.319           0.238            0.160           -0.012          -0.126          -0.245          -0.372
-----------------------------------------------------------------------------------------------------------------------------------
        100-07        0.304           0.219            0.137           -0.044          -0.165          -0.292          -0.427
        100-08        0.288           0.200            0.114           -0.076          -0.205          -0.339          -0.481
        100-09        0.273           0.181            0.091           -0.108          -0.244          -0.385          -0.536
        100-10        0.258           0.162            0.069           -0.140          -0.283          -0.432          -0.590
        100-11        0.243           0.143            0.046           -0.172          -0.322          -0.478          -0.645
        100-12        0.227           0.124            0.023           -0.204          -0.361          -0.525          -0.699
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)        2.23            1.76             1.45             1.01            0.82            0.69            0.58
     MDUR (YR)        1.99            1.60             1.33             0.94            0.77            0.65            0.56
  FIRST PRIN PAY     10/20/99       10/20/99          10/20/99        10/20/99        10/20/99        10/20/99        10/20/99
  LAST PRIN PAY      08/20/04       08/20/03          11/20/02        12/20/01        07/20/01        03/20/01        12/20/00
-----------------------------------------------------------------------------------------------------------------------------------

"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS A-2

                                   Settlement        09/23/99
                                Class Balance    $104,317,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          5.860%
                                 Next Payment        10/20/99
                           Cleanup Call (10%)              No
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR          18% CPR          25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
         99-12        0.695           0.693            0.690            0.683           0.678           0.676           0.676
         99-13        0.691           0.688            0.685            0.676           0.670           0.665           0.664
         99-14        0.687           0.683            0.679            0.669           0.661           0.655           0.652
         99-15        0.683           0.679            0.674            0.661           0.652           0.645           0.640
         99-16        0.679           0.674            0.669            0.654           0.643           0.635           0.628
         99-17        0.675           0.669            0.663            0.647           0.635           0.624           0.616
-----------------------------------------------------------------------------------------------------------------------------------
         99-18        0.671           0.665            0.658            0.640           0.626           0.614           0.604
         99-19        0.667           0.660            0.652            0.632           0.617           0.604           0.592
         99-20        0.663           0.655            0.647            0.625           0.608           0.593           0.580
         99-21        0.659           0.651            0.642            0.618           0.600           0.583           0.568
         99-22        0.655           0.646            0.636            0.610           0.591           0.573           0.556
         99-23        0.651           0.641            0.631            0.603           0.582           0.563           0.545
         99-24        0.647           0.637            0.625            0.596           0.573           0.552           0.533
         99-25        0.643           0.632            0.620            0.589           0.565           0.542           0.521
         99-26        0.639           0.627            0.615            0.581           0.556           0.532           0.509
         99-27        0.635           0.623            0.609            0.574           0.547           0.522           0.497
-----------------------------------------------------------------------------------------------------------------------------------
         99-28        0.631           0.618            0.604            0.567           0.538           0.511           0.485
-----------------------------------------------------------------------------------------------------------------------------------
         99-29        0.627           0.613            0.599            0.560           0.530           0.501           0.473
         99-30        0.623           0.609            0.593            0.552           0.521           0.491           0.461
         99-31        0.619           0.604            0.588            0.545           0.512           0.481           0.449
        100-00        0.615           0.599            0.583            0.538           0.504           0.470           0.437
        100-01        0.611           0.595            0.577            0.531           0.495           0.460           0.425
        100-02        0.607           0.590            0.572            0.524           0.486           0.450           0.413
        100-03        0.603           0.585            0.566            0.516           0.478           0.440           0.402
        100-04        0.599           0.581            0.561            0.509           0.469           0.429           0.390
        100-05        0.595           0.576            0.556            0.502           0.460           0.419           0.378
        100-06        0.591           0.572            0.550            0.495           0.452           0.409           0.366
-----------------------------------------------------------------------------------------------------------------------------------
        100-07        0.587           0.567            0.545            0.487           0.443           0.399           0.354
        100-08        0.583           0.562            0.540            0.480           0.434           0.389           0.342
        100-09        0.579           0.558            0.534            0.473           0.426           0.378           0.330
        100-10        0.575           0.553            0.529            0.466           0.417           0.368           0.319
        100-11        0.571           0.548            0.524            0.459           0.408           0.358           0.307
        100-12        0.567           0.544            0.518            0.451           0.400           0.348           0.295
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)       11.29            9.17             7.58             5.16            4.14            3.43            2.90
     MDUR (YR)        7.60            6.54             5.67             4.20            3.49            2.97            2.55
  FIRST PRIN PAY     08/20/04       08/20/03         11/20/02         12/20/01        07/20/01        03/20/01        12/20/00
  LAST PRIN PAY      06/20/29       06/20/29         06/20/29         06/20/29        10/20/09        02/20/08        10/20/06
-----------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-1

                                   Settlement        09/23/99
                                Class Balance      $1,543,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Call (10%)              No
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
        99-18+        0.719           0.719             0.720           0.720           0.721           0.723           0.725
        99-19+        0.716           0.716             0.716           0.717           0.718           0.719           0.720
        99-20+        0.713           0.713             0.713           0.714           0.714           0.715           0.715
        99-21+        0.710           0.710             0.710           0.710           0.710           0.711           0.711
        99-22+        0.707           0.707             0.707           0.707           0.707           0.707           0.706
        99-23+        0.704           0.704             0.704           0.704           0.703           0.703           0.702
-----------------------------------------------------------------------------------------------------------------------------------
        99-24+        0.701           0.701             0.701           0.700           0.700           0.699           0.697
        99-25+        0.698           0.698             0.697           0.697           0.696           0.695           0.693
        99-26+        0.695           0.694             0.694           0.694           0.693           0.690           0.688
        99-27+        0.692           0.691             0.691           0.690           0.689           0.686           0.684
        99-28+        0.689           0.688             0.688           0.687           0.685           0.682           0.679
        99-29+        0.686           0.685             0.685           0.684           0.682           0.678           0.674
        99-30+        0.683           0.682             0.682           0.681           0.678           0.674           0.670
        99-31+        0.680           0.679             0.678           0.677           0.675           0.670           0.665
       100-00+        0.677           0.676             0.675           0.674           0.671           0.666           0.661
       100-01+        0.674           0.673             0.672           0.671           0.668           0.662           0.656
-----------------------------------------------------------------------------------------------------------------------------------
       100-02+        0.671           0.670             0.669           0.668           0.664           0.658           0.652
-----------------------------------------------------------------------------------------------------------------------------------
       100-03+        0.668           0.667             0.666           0.664           0.660           0.654           0.647
       100-04+        0.665           0.664             0.663           0.661           0.657           0.650           0.643
       100-05+        0.661           0.660             0.660           0.658           0.653           0.646           0.638
       100-06+        0.658           0.657             0.656           0.654           0.650           0.642           0.634
       100-07+        0.655           0.654             0.653           0.651           0.646           0.638           0.629
       100-08+        0.652           0.651             0.650           0.648           0.643           0.634           0.625
       100-09+        0.649           0.648             0.647           0.645           0.639           0.630           0.620
       100-10+        0.646           0.645             0.644           0.641           0.635           0.626           0.616
       100-11+        0.643           0.642             0.641           0.638           0.632           0.622           0.611
       100-12+        0.640           0.639             0.638           0.635           0.628           0.618           0.606
-----------------------------------------------------------------------------------------------------------------------------------
       100-13+        0.637           0.636             0.634           0.632           0.625           0.614           0.602
       100-14+        0.634           0.633             0.631           0.628           0.621           0.610           0.597
       100-15+        0.631           0.630             0.628           0.625           0.618           0.606           0.593
       100-16+        0.628           0.627             0.625           0.622           0.614           0.602           0.588
       100-17+        0.625           0.623             0.622           0.619           0.611           0.598           0.584
       100-18+        0.622           0.620             0.619           0.615           0.607           0.594           0.579
-----------------------------------------------------------------------------------------------------------------------------------
      WAL (YR)       16.80           16.09             15.50           14.48           12.64           10.61            9.00
     MDUR (YR)       10.04            9.81              9.62            9.26            8.51            7.54            6.69
  FIRST PRIN PAY   10/20/09         10/20/09          10/20/09        10/20/09        10/20/09        02/20/08        10/20/06
  LAST PRIN PAY    06/20/29         06/20/29          06/20/29        06/20/29        06/20/29        06/20/29        06/20/29
-----------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-2

                                   Settlement        09/23/99
                                Class Balance        $823,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Call (10%)              No
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
        98-29+        0.783           0.785             0.787           0.790           0.797           0.808           0.821
        98-30+        0.780           0.782             0.783           0.786           0.793           0.804           0.816
        98-31+        0.777           0.779             0.780           0.783           0.790           0.800           0.812
        99-00+        0.774           0.776             0.777           0.780           0.786           0.796           0.807
        99-01+        0.771           0.772             0.774           0.776           0.782           0.792           0.802
        99-02+        0.768           0.769             0.771           0.773           0.779           0.788           0.798
-----------------------------------------------------------------------------------------------------------------------------------
        99-03+        0.765           0.766             0.767           0.770           0.775           0.784           0.793
        99-04+        0.762           0.763             0.764           0.766           0.772           0.780           0.789
        99-05+        0.759           0.760             0.761           0.763           0.768           0.776           0.784
        99-06+        0.756           0.757             0.758           0.760           0.764           0.772           0.779
        99-07+        0.753           0.754             0.755           0.756           0.761           0.767           0.775
        99-08+        0.750           0.751             0.751           0.753           0.757           0.763           0.770
        99-09+        0.746           0.747             0.748           0.750           0.754           0.759           0.766
        99-10+        0.743           0.744             0.745           0.747           0.750           0.755           0.761
        99-11+        0.740           0.741             0.742           0.743           0.746           0.751           0.757
        99-12+        0.737           0.738             0.739           0.740           0.743           0.747           0.752
-----------------------------------------------------------------------------------------------------------------------------------
        99-13+        0.734           0.735             0.736           0.737           0.739           0.743           0.747
-----------------------------------------------------------------------------------------------------------------------------------
        99-14+        0.731           0.732             0.732           0.733           0.736           0.739           0.743
        99-15+        0.728           0.729             0.729           0.730           0.732           0.735           0.738
        99-16+        0.725           0.726             0.726           0.727           0.728           0.731           0.734
        99-17+        0.722           0.722             0.723           0.723           0.725           0.727           0.729
        99-18+        0.719           0.719             0.720           0.720           0.721           0.723           0.725
        99-19+        0.716           0.716             0.716           0.717           0.718           0.719           0.720
        99-20+        0.713           0.713             0.713           0.714           0.714           0.715           0.715
        99-21+        0.710           0.710             0.710           0.710           0.710           0.711           0.711
        99-22+        0.707           0.707             0.707           0.707           0.707           0.707           0.706
        99-23+        0.704           0.704             0.704           0.704           0.703           0.703           0.702
-----------------------------------------------------------------------------------------------------------------------------------
        99-24+        0.701           0.701             0.701           0.700           0.700           0.699           0.697
        99-25+        0.698           0.698             0.697           0.697           0.696           0.695           0.693
        99-26+        0.695           0.694             0.694           0.694           0.693           0.690           0.688
        99-27+        0.692           0.691             0.691           0.690           0.689           0.686           0.684
        99-28+        0.689           0.688             0.688           0.687           0.685           0.682           0.679
        99-29+        0.686           0.685             0.685           0.684           0.682           0.678           0.674
-----------------------------------------------------------------------------------------------------------------------------------
       WAL (YR)      16.80           16.09             15.50           14.48           12.64           10.61            9.00
      MDUR (YR)      10.01            9.79              9.59            9.24            8.49            7.53            6.68
   FIRST PRIN PAY   10/20/09        10/20/09          10/20/09        10/20/09        10/20/09        02/20/08        10/20/06
   LAST PRIN PAY    06/20/29        06/20/29          06/20/29        06/20/29        06/20/29        06/20/29        06/20/29
-----------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

                                    CLASS B-3

                                   Settlement        09/23/99
                                Class Balance      $1,029,000
                                 Cut-off Date        09/01/99
                                  Bond Coupon          6.034%
                                 Next Payment        10/20/99
                           Cleanup Call (10%)              No
                        Accrued Interest Days              22

-----------------------------------------------------------------------------------------------------------------------------------
      FLAT
      PRICE          12% CPR         15% CPR           18% CPR         25% CPR         30% CPR         35% CPR         40% CPR
-----------------------------------------------------------------------------------------------------------------------------------
         97-23        0.902           0.907             0.911           0.919           0.937           0.966           0.999
         97-24        0.899           0.904             0.908           0.915           0.934           0.962           0.995
         97-25        0.896           0.901             0.904           0.912           0.930           0.958           0.990
         97-26        0.893           0.897             0.901           0.909           0.926           0.954           0.985
         97-27        0.890           0.894             0.898           0.905           0.923           0.950           0.981
         97-28        0.887           0.891             0.895           0.902           0.919           0.946           0.976
-----------------------------------------------------------------------------------------------------------------------------------
         97-29        0.884           0.888             0.891           0.898           0.915           0.942           0.971
         97-30        0.881           0.885             0.888           0.895           0.912           0.938           0.967
         97-31        0.877           0.881             0.885           0.892           0.908           0.933           0.962
         98-00        0.874           0.878             0.882           0.888           0.904           0.929           0.957
         98-01        0.871           0.875             0.878           0.885           0.901           0.925           0.953
         98-02        0.868           0.872             0.875           0.882           0.897           0.921           0.948
         98-03        0.865           0.869             0.872           0.878           0.893           0.917           0.943
         98-04        0.862           0.866             0.869           0.875           0.890           0.913           0.939
         98-05        0.859           0.862             0.866           0.872           0.886           0.909           0.934
         98-06        0.856           0.859             0.862           0.868           0.882           0.905           0.929
-----------------------------------------------------------------------------------------------------------------------------------
         98-07        0.853           0.856             0.859           0.865           0.879           0.900           0.925
-----------------------------------------------------------------------------------------------------------------------------------
         98-08        0.850           0.853             0.856           0.861           0.875           0.896           0.920
         98-09        0.846           0.850             0.853           0.858           0.871           0.892           0.915
         98-10        0.843           0.847             0.849           0.855           0.868           0.888           0.911
         98-11        0.840           0.843             0.846           0.851           0.864           0.884           0.906
         98-12        0.837           0.840             0.843           0.848           0.860           0.880           0.902
         98-13        0.834           0.837             0.840           0.845           0.857           0.876           0.897
         98-14        0.831           0.834             0.836           0.841           0.853           0.872           0.892
         98-15        0.828           0.831             0.833           0.838           0.849           0.868           0.888
         98-16        0.825           0.828             0.830           0.835           0.846           0.863           0.883
         98-17        0.822           0.824             0.827           0.831           0.842           0.859           0.878
-----------------------------------------------------------------------------------------------------------------------------------
         98-18        0.819           0.821             0.824           0.828           0.839           0.855           0.874
         98-19        0.816           0.818             0.820           0.825           0.835           0.851           0.869
         98-20        0.812           0.815             0.817           0.821           0.831           0.847           0.865
         98-21        0.809           0.812             0.814           0.818           0.828           0.843           0.860
         98-22        0.806           0.809             0.811           0.815           0.824           0.839           0.855
         98-23        0.803           0.805             0.807           0.811           0.820           0.835           0.851
-----------------------------------------------------------------------------------------------------------------------------------
       WAL (YR)      16.80           16.09             15.50           14.48           12.64           10.61            9.00
      MDUR (YR)       9.96            9.74              9.55            9.20            8.46            7.50            6.65
   FIRST PRIN PAY   10/20/09        10/20/09          10/20/09        10/20/09        10/20/09        02/20/08        10/20/06
   LAST PRIN PAY    06/20/29        06/20/29          06/20/29        06/20/29        06/20/29        06/20/29        06/20/29
-----------------------------------------------------------------------------------------------------------------------------------


"Full Price" = "Flat Price" + Accrued Interest.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the Issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as Agent for the issuer or its affiliates in connection with the proposed transaction.

MELLON RESIDENTIAL FUNDING CORPORATION 1999-TBC3
Scheduled 09/1/99 Balances


TOTAL CURRENT BALANCE: $    205,724,901.70
NUMBER OF LOANS:                    285

AVERAGE CURRENT BALANCE:    $ 721,841.76  RANGE: $ 100,000.00 - $2,880,000.00
AVERAGE ORIGINAL BALANCE:   $ 733,245.28  RANGE: $ 100,000.00 - $2,880,000.00

WEIGHTED AVERAGE NOTE RATE:        6.4240 %    RANGE:    5.8750  -   7.2500 %
WEIGHTED AVERAGE GROSS MARGIN:     1.1002 %    RANGE:    0.5000  -   1.8750 %
WEIGHTED AVERAGE MAX INT RATE:   10.75927 %    RANGE:  10.75000  -  10.87500%

WEIGHTED AVERAGE PERIOD RATE CAP: 0.2500 %     RANGE:    0.0000  -   0.2500 %

WEIGHTED AVERAGE FICO SCORE(GT OF HI AND LO): 758   RANGE: 0  -      823
WEIGHTED AVERAGE HIGH FICO SCORE:             756   RANGE: 0  -      823
WEIGHTED AVERAGE LOW FICO SCORE:              742   RANGE: 0  -      813

WEIGHTED AVERAGE ORIGINAL LTV:   66.42 %  RANGE:     18.11  -   100.00 %
WEIGHTED AVERAGE ORIGINAL LTC:   64.92 %  RANGE:     16.67  -    91.67 %

WEIGHTED AVERAGE NEXT RATE RESET:  1.00 months   RANGE: 1.00  -  1.00 months

WEIGHTED AVERAGE ORIGINAL TERM:          360 months   RANGE: 360  - 360 months
WEIGHTED AVERAGE STATED REMAINING TERM:  356 months   RANGE: 336  - 360 months
WEIGHTED AVERAGE SEASONING:                4 months   RANGE:   0  -  24 months

TOP STATE CONCENTRATIONS($):        29.76% MA, 21.75% CA, 14.43% NY
MAXIMUM ZIP CODE CONCENTRATION ($):  4.68 %  02116 (Boston, MA)

NOTE DATE:            Aug 06, 1997  -  Sep 01, 1999
FIRST PAY DATE:       Oct 01, 1997  -  Oct 01, 1999
RATE CHANGE DATE:     Oct 01, 1999  -  Oct 01, 1999
MATURITY DATE:        Sep 01, 2027  -  Sep 01, 2029


                                   CURRENT
                              PRINCIPAL BALANCE    PCT($)    # OF LOANS   PCT(#)

INDEX:          1 Month LIBOR   205,724,901.70     100.00          285    100.00



DOCUMENTATION:    Full          205,724,901.70     100.00          285    100.00


DELINQUENCY:      CURRENT       205,724,901.70     100.00          285    100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                CURRENT
                                                BALANCE    PCT($) # LOANS   PCT(#)

CURRENT BALANCE:100,000.00  -   100,000.00     100,000.00   0.05      1      0.35
                100,000.01  -   200,000.00     261,200.00   0.13      2      0.70
                200,000.01  -   300,000.00   8,249,959.39   4.01     31     10.88
                300,000.01  -   400,000.00  13,445,134.30   6.54     37     12.98
                400,000.01  -   500,000.00  18,726,074.97   9.10     40     14.04
                500,000.01  -   600,000.00  18,521,002.61   9.00     33     11.58
                600,000.01  -   700,000.00  16,325,377.44   7.94     25      8.77
                700,000.01  -   800,000.00  14,475,733.62   7.04     19      6.67
                800,000.01  -   900,000.00  14,754,136.98   7.17     17      5.96
                900,000.01  - 1,000,000.00  21,775,333.41  10.58     22      7.72
              1,000,000.01  - 1,100,000.00  31,707,880.10  15.41     29     10.18
              1,100,000.01  - 1,200,000.00   3,436,000.00   1.67      3      1.05
              1,200,000.01  - 1,300,000.00   6,322,000.00   3.07      5      1.75
              1,300,000.01  - 1,400,000.00   6,949,375.00   3.38      5      1.75
              1,400,000.01  - 1,500,000.00   4,497,200.00   2.19      3      1.05
              1,500,000.01  - 1,600,000.00   4,724,000.00   2.30      3      1.05
              1,600,000.01  - 1,700,000.00   1,645,000.00   0.80      1      0.35
              1,700,000.01  - 1,800,000.00   3,589,493.88   1.74      2      0.70
              1,900,000.01  - 2,000,000.00   4,000,000.00   1.94      2      0.70
              2,000,000.01  - 2,100,000.00   2,025,000.00   0.98      1      0.35
              2,100,000.01  - 2,200,000.00   2,200,000.00   1.07      1      0.35
              2,300,000.01  - 2,400,000.00   2,355,000.00   1.14      1      0.35
              2,700,000.01  - 2,800,000.00   2,760,000.00   1.34      1      0.35
              2,800,000.01  - 2,880,000.00   2,880,000.00   1.40      1      0.35


ORIGINAL BALANCE:100,000.00  -   100,000.00    100,000.00   0.05      1      0.35
                 100,000.01  -   200,000.00    261,200.00   0.13      2      0.70
                 200,000.01  -   300,000.00  8,249,959.39   4.01     31     10.88
                 300,000.01  -   400,000.00 12,647,134.30   6.15     35     12.28
                 400,000.01  -   500,000.00 19,124,074.97   9.30     41     14.39
                 500,000.01  -   600,000.00 18,521,002.61   9.00     33     11.58
                 600,000.01  -   700,000.00 15,673,621.38   7.62     24      8.42
                 700,000.01  -   800,000.00 14,475,733.62   7.04     19      6.67
                 800,000.01  -   900,000.00 14,505,893.04   7.05     17      5.96
                 900,000.01  - 1,000,000.00 21,675,507.08  10.54     22      7.72
               1,000,000.01  - 1,100,000.00 31,707,880.10  15.41     29     10.18

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

               1,100,000.01  - 1,200,000.00  4,435,826.33   2.16      4      1.40
               1,200,000.01  - 1,300,000.00  6,322,000.00   3.07      5      1.75
               1,300,000.01  - 1,400,000.00  5,989,375.00   2.91      5      1.75
               1,400,000.01  - 1,500,000.00  4,497,200.00   2.19      3      1.05
               1,500,000.01  - 1,600,000.00  4,724,000.00   2.30      3      1.05
               1,600,000.01  - 1,700,000.00  1,645,000.00   0.80      1      0.35
               1,700,000.01  - 1,800,000.00  3,589,493.88   1.74      2      0.70
               1,900,000.01  - 2,000,000.00  4,000,000.00   1.94      2      0.70
               2,000,000.01  - 2,100,000.00  2,025,000.00   0.98      1      0.35
               2,100,000.01  - 2,200,000.00  2,200,000.00   1.07      1      0.35
               2,300,000.01  - 2,400,000.00  2,355,000.00   1.14      1      0.35
               2,700,000.01  - 2,800,000.00  2,760,000.00   1.34      1      0.35
               2,800,000.01  - 2,880,000.00  4,240,000.00   2.06      2      0.70



                                                CURRENT
                                                BALANCE     PCT($) # LOANS   PCT(#)

NOTE RATE:       5.8750  -  6.0000          10,268,725.00    4.99     10      3.51
                 6.0001  -  6.2500          41,172,697.00   20.01     60     21.05
                 6.2501  -  6.5000         109,260,804.35   53.11    150     52.63
                 6.5001  -  6.7500          20,335,091.58    9.88     30     10.53
                 6.7501  -  7.0000           9,437,754.08    4.59     11      3.86
                 7.0001  -  7.2500          15,249,829.69    7.41     24      8.42

GROSS MARGIN:            0.5000              1,100,000.00    0.53      1      0.35
                         0.6250              2,525,600.00    1.23      3      1.05
                         0.8750              2,880,000.00    1.40      1      0.35
                         1.0000            149,468,937.94   72.65    208     72.98
                         1.1250                734,688.41    0.36      1      0.35
                         1.2500             24,328,091.58   11.83     36     12.63
                         1.5000              9,437,754.08    4.59     11      3.86
                         1.7500             14,150,060.22    6.88     23      8.07
                         1.8750              1,099,769.47    0.53      1      0.35


MAX INT RATE:   10.7500  - 10.7500         190,475,072.01   92.59    261     91.58
                10.7501  - 10.8750          15,249,829.69    7.41     24      8.42


FICO SCORE(GT OF HI AND LO): < =  0             254,800.00   0.12      1      0.35
                         601  - 650             955,500.00   0.46      2      0.70
                         651  - 700          19,802,518.14   9.63     22      7.72
                         701  - 750          55,161,194.82  26.81     73     25.61
                         751  - 800         106,523,146.74  51.78    154     54.04
                         801  - 823          23,027,742.00  11.19     33     11.58

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

HIGH FICO SCORE:      <=   0                  1,354,595.33   0.66      2      0.70
                  601  - 650                  1,854,531.92   0.90      3      1.05
                  651  - 700                 18,903,486.22   9.19     21      7.37
                  701  - 750                 59,737,194.82  29.04     78     27.37
                  751  - 800                101,847,351.41  49.51    149     52.28
                  801  - 823                 22,027,742.00  10.71     32     11.23


LOW FICO SCORE:       <=   0                    254,800.00   0.12      1      0.35
                  601  - 650                  1,369,500.00   0.67      3      1.05
                  651  - 700                 37,401,110.52  18.18     49     17.19
                  701  - 750                 62,747,517.84  30.50     86     30.18
                  751  - 800                 99,066,973.34  48.16    138     48.42
                  801  - 813                  4,885,000.00   2.37      8      2.81




                                                CURRENT
                                                BALANCE      PCT($) # LOANS   PCT(#)

ORIGINAL LTV:   18.11  -  20.00               1,574,000.98    0.77     2      0.70
                20.01  -  25.00               2,511,542.00    1.22     5      1.75
                25.01  -  30.00               2,725,000.00    1.32     3      1.05
                30.01  -  35.00               6,749,800.27    3.28     8      2.81
                35.01  -  40.00               6,863,510.21    3.34     9      3.16
                40.01  -  45.00               8,674,686.06    4.22    10      3.51
                45.01  -  50.00               6,265,001.38    3.05    15      5.26
                50.01  -  55.00               9,833,493.38    4.78    14      4.91
                55.01  -  60.00              20,753,499.99   10.09    20      7.02
                60.01  -  65.00              19,239,320.21    9.35    20      7.02
                65.01  -  70.00              21,782,128.28   10.59    33     11.58
                70.01  -  75.00              34,499,917.35   16.77    41     14.39
                75.01  -  80.00              45,741,010.53   22.23    80     28.07
                80.01  -  85.00               5,079,000.00    2.47     3      1.05
                85.01  -  90.00               1,840,500.00    0.89     2      0.70
                90.01  -  95.00               1,489,000.00    0.72     2      0.70
                95.01  - 100.00              10,103,491.06    4.91    18      6.32


ORIGINAL LTC:   16.67  -  20.00               2,673,770.45    1.30     3      1.05
                20.01  -  25.00               2,511,542.00    1.22     5      1.75
                25.01  -  30.00               2,725,000.00    1.32     3      1.05
                30.01  -  35.00               6,749,800.27    3.28     8      2.81

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                35.01  -  40.00               6,863,510.21    3.34     9      3.16
                40.01  -  45.00               8,674,686.06    4.22    10      3.51
                45.01  -  50.00               6,265,001.38    3.05    15      5.26
                50.01  -  55.00               9,833,493.38    4.78    14      4.91
                55.01  -  60.00              21,753,499.99   10.57    21      7.37
                60.01  -  65.00              19,628,320.21    9.54    21      7.37
                65.01  -  70.00              20,605,358.81   10.02    34     11.93
                70.01  -  75.00              40,401,673.41   19.64    47     16.49
                75.01  -  80.00              50,014,745.53   24.31    90     31.58
                80.01  -  85.00               5,079,000.00    2.47     3      1.05
                85.01  -  90.00                 845,500.00    0.41     1      0.35
                90.01  -  91.67               1,100,000.00    0.53     1      0.35


REMAINING TERM:  336  - 336                   1,199,688.41    0.58     2      0.70
                 337  - 348                  27,839,585.66   13.53    40     14.04
                 349  - 360                 176,685,627.63   85.88   243     85.26

RATE CHANGE DATE:   10/01/99                205,724,901.70  100.00   285    100.00


BLANKET FLAG:           No                  195,708,329.78   95.13   276     96.84
                        Yes                  10,016,571.92    4.87     9      3.16


PREPAY PENALTY:   NO PREPAYMENT PENALTY       1,867,000.00    0.91     4      1.40
                  PREPAYMENT PENALTY        203,857,901.70   99.09   281     98.60

                                                CURRENT
                                                BALANCE     PCT($) # LOANS   PCT(#)

IO FLAG:      Yes                           205,724,901.70  100.00   285    100.00


OCCUPANCY:    Primary                       178,091,473.29   86.57   247     86.67
              Second Home                    27,633,428.41   13.43    38     13.33

 PROPERTY TYPE:Single Family                138,749,018.63   67.44   179     62.81
              PUD                            27,189,040.57   13.22    46     16.14
              Condominium                    21,229,240.00   10.32    36     12.63
              Blanket                        10,016,571.92    4.87     9      3.16
              Cooperative                     8,541,030.58    4.15    15      5.26

 LOAN PURPOSE: Cash Out Refinance            44,878,912.33   21.82    63     22.11

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

              Purchase                      133,120,772.73   64.71   182     63.86
              Rate/Term Refinance            27,725,216.64   13.48    40     14.04

STATE:        Arizona                         6,797,145.00    3.30    12      4.21
              California                     44,738,840.42   21.75    57     20.00
              Colorado                        2,130,000.00    1.04     2      0.70
              Connecticut                    15,957,159.62    7.76    19      6.67
              District of Columbia            4,908,000.00    2.39     5      1.75
              Florida                         4,672,400.18    2.27     7      2.46
              Georgia                         2,556,524.55    1.24     3      1.05
              Hawaii                            500,000.00    0.24     1      0.35
              Idaho                             980,000.00    0.48     2      0.70
              Illinois                          421,542.00    0.20     1      0.35
              Kansas                            380,500.00    0.18     1      0.35
              Maine                             752,000.00    0.37     2      0.70
              Maryland                        4,897,228.46    2.38     9      3.16
              Massachusetts                  61,218,075.62   29.76    82     28.77
              New Hampshire                   1,419,200.00    0.69     2      0.70
              New Jersey                      2,257,600.00    1.10     5      1.75
              New Mexico                        576,000.00    0.28     1      0.35
              New York                       29,694,303.50   14.43    35     12.28
              Ohio                            1,488,500.00    0.72     3      1.05
              Oregon                            375,000.00    0.18     1      0.35
              Pennsylvania                    6,368,932.36    3.10    10      3.51
              South Carolina                    650,000.00    0.32     1      0.35
              Texas                           1,638,340.00    0.80     3      1.05
              Utah                              975,400.00    0.47     2      0.70
              Vermont                         1,258,000.00    0.61     3      1.05
              Virginia                        6,262,760.00    3.04    11      3.86
              Washington                      1,420,200.00    0.69     4      1.40
              Wyoming                           431,249.99    0.21     1      0.35


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.